UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2024

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 12, 2024, International Paper Company, a New York corporation (“International Paper” or the “Company”), filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed issuance (the “Share Issuance”) of new shares of common stock of the Company, par value $1.00 per share (the “Company Common Stock”) representing the stock consideration in the recommended offer by the Company to acquire the issued and to be issued share capital of DS Smith Plc, a public limited company incorporated in England and Wales (“DS Smith”), in an all-stock transaction (the “Acquisition”). The special meeting of the shareholders of the Company to approve the Share Issuance has been scheduled for October 11, 2024 at 11:00 a.m. Central Time (the “Special Meeting”).

On September 19, 2024 and September 20, 2024, complaints were filed (the “Complaints”) alleging, among other things, that the Proxy Statement omitted material information that rendered it incomplete or misleading. The lawsuits, each filed by a purported shareholder of International Paper in an individual capacity, were filed in the Supreme Court of the State of New York and are captioned Johnson v International Paper Company et al. (S.C.N.Y. Sep. 19, 2024) and Walsh v International Paper Company et al. (S.C.N.Y. Sep. 20, 2024). Plaintiffs in the Complaints allege negligent misrepresentation and concealment in violation of New York State common law, and are seeking to enjoin the defendants from taking any steps to consummate the Acquisition until the defendants disclose certain allegedly material information in the Proxy Statement in advance of the Special Meeting or, in the event the Acquisition is consummated, to rescind the Acquisition or recover actual and punitive damages resulting from the defendants’ alleged conduct described in the Complaints.

On September 4, 2024, September 5, 2024, September 20, 2024, September 24, 2024, and September 27, 2024, Sandy Heng, Matthew Whitfield, Gerald Joseph Lovoi, Shannon O’Neill, Mark Stevens, T.S. Krausz, Chaim Masri, and Alfred Yarkony, purported shareholders of International Paper, sent separate demand letters to International Paper (the “Demand Letters”). One or more of the Demand Letters alleged that the (i) preliminary proxy statement on Schedule 14A filed with the SEC on August 23, 2024 (the “Preliminary Proxy Statement”) and the Proxy Statement omitted allegedly material information with respect to the Share Issuance and the Acquisition. The Demand Letters seek certain corrective disclosures to the Proxy Statement.

International Paper believes that the claims brought in the Complaints and the Demand Letters are without merit and that no supplemental disclosure is required under applicable laws. However, to reduce the risk of the Complaints or Demand Letters delaying or adversely affecting the closing of the Acquisition, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, International Paper has determined to voluntarily supplement the Proxy Statement by providing the additional information presented below in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the contrary, International Paper specifically takes the position that no further disclosure of any kind was or is required to supplement the Proxy Statement under applicable laws.

Supplemental Disclosure to the Proxy Statement

The additional disclosures (the “Supplemental Disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be reviewed in conjunction with the disclosures in the Proxy Statement, which in turn should be carefully read in its entirety. To the extent information set forth in the Supplemental Disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede the applicable information contained in the Proxy Statement. All page references are to the Proxy Statement, and capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Proxy Statement.

1.

The disclosure in the two paragraphs under the caption “Summary of Material Company Financial Analyses of DS Smith—Selected Publicly Traded Companies Analysis” beginning on page 81 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined; deleted text in bold and strikethrough):

BofA Securities reviewed publicly available financial and stock market information for DS Smith and the ~~following~~ two selected publicly traded paper-based packaging companies listed in the table below.~~:~~

•	~~Smurfit Kappa Group plc~~

•	~~Mondi plc~~

BofA Securities reviewed, among other information, enterprise values for each of the selected publicly traded companies, and for DS Smith, calculated as equity value based on closing stock prices of the applicable company on April 12, 2024 (the latest day prior to the public announcement of the Offer) plus debt, preferred equity and non-controlling interest (as applicable), and minus cash and cash equivalents (as applicable), as a multiple of estimated calendar year 2024 adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, for the applicable company. Financial data of the selected publicly traded companies and for DS Smith were based on public filings and publicly available Wall Street research analysts’ estimates published by FactSet as of April 12, 2024. ~~The overall low to high calendar year 2024 enterprise value to calendar year 2024 adjusted EBITDA multiples observed for the selected publicly traded companies were 7.3x to 7.4x (with a mean of 7.4x and a median of 7.4x). BofA Securities noted that the enterprise value to calendar year 2024 adjusted EBITDA multiple observed for DS Smith was 7.5x.~~

The results of this review were as follows:

Company	Enterprise Value to 2024 Adjusted EBITDA Multiples
Smurfit Kappa Group plc	7.3x
Mondi plc	7.2x
Mean	7.2x
Median	7.2x
DS Smith	7.5x

Based on BofA Securities’ review of the enterprise values to adjusted EBITDA multiples observed for the selected publicly traded companies and on its professional judgment and experience, BofA Securities applied an adjusted EBITDA multiple reference range of 6.5x to 8.5x to the estimates of calendar year 2024 adjusted EBITDA for DS Smith as reflected in the International Paper-DS Smith Forecasts, to calculate a range of implied enterprise values for DS Smith. BofA Securities then calculated an implied equity value per share reference range for DS Smith (rounded to the nearest £0.05) by deducting from this range of implied enterprise values an estimate of the net debt of DS Smith as of December 31, 2023 of approximately £2,089 million, as provided by the management of International Paper, and dividing the results by a number of fully-diluted DS Smith Shares outstanding of approximately 1,400.261 million (based on information provided by the management of DS Smith).

2.

The disclosure in the three paragraphs under the caption “Summary of Material Company Financial Analyses of DS Smith—Selected Precedent Transactions Analysis” beginning on page 82 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined; deleted text in bold and strikethrough):

BofA Securities reviewed, to the extent publicly available, financial information relating to the ~~following~~ selected transactions listed in the table below involving acquisitions of publicly traded corrugated packaging companies since 2012.~~:~~

~~Announcement Date~~	~~Acquiror~~	~~Target~~
~~September 12, 2023~~	~~Smurfit Kappa Group plc~~	~~WestRock Company~~
~~September 8, 2022~~	~~Stora Enso Oyj~~	~~De Jong Packaging Group~~
~~June 4, 2018~~	~~DS Smith plc~~	~~Europac Group~~
~~January 29, 2018~~	~~WestRock Company~~	~~KapStone Paper and Packaging Corporation~~
~~December 22, 2017~~	~~Mondi plc~~	~~Powerflute Oyj~~
~~June 29, 2017~~	~~DS Smith plc~~	~~Interstate Resources, Inc.~~
~~January 17, 2012~~	~~DS Smith plc~~	~~Svenska Cellulosa Aktiebolaget SCA~~

BofA Securities reviewed the enterprise values implied for each target company, calculated as the aggregate consideration payable in the selected transaction, plus debt, preferred equity and non-controlling interest (as applicable), and minus cash and cash equivalents (as applicable) of the target company, as publicly disclosed prior to the announcement of the applicable transaction, as a multiple of estimates of the target company’s adjusted EBITDA for the calendar year in which the applicable transaction was announced and based on publicly available information at that time. Other financial data relating to each of the selected transactions and target companies were derived from the transaction parties’ public filings. ~~The overall low to high enterprise value to adjusted EBITDA multiples of the target companies in the selected transactions were 6.2x to 13.1x.~~

The results of this review were as follows:

Announcement Date	Acquiror	Target	Enterprise Value to Adjusted EBITDA Multiples
September 12, 2023	Smurfit Kappa Group plc	WestRock Company	6.2x
September 8, 2022	Stora Enso Oyj	De Jong Packaging Group	8.9x
June 4, 2018	DS Smith plc	Europac Group	10.8x
January 29, 2018	WestRock Company	KapStone Paper and Packaging Corporation	11.3x
December 22, 2017	Mondi plc	Powerflute Oyj	8.7x
June 29, 2017	DS Smith plc	Interstate Resources, Inc.	13.1x
January 17, 2012	DS Smith plc	Svenska Cellulosa Aktiebolaget SCA	~6.4x

Based on BofA Securities’ review of the enterprise values to adjusted EBITDA multiples for the selected transactions and on its professional judgment and experience, BofA Securities applied an enterprise value to adjusted EBITDA multiple reference range of 7.5x to 9.5x to the estimates of calendar year 2023 adjusted EBITDA for DS Smith as reflected in the International Paper-DS Smith Forecasts, to calculate a range of implied enterprise values for DS Smith. BofA Securities then calculated an implied equity value per share reference range for DS Smith (rounded to the nearest £0.05) by deducting from this range of implied enterprise values an estimate of the net debt of DS Smith as of December 31, 2023 of approximately £2,089 million, as provided by the management of International Paper, and dividing the results by a number of fully-diluted DS Smith ordinary shares outstanding of approximately 1,400.261 million (based on information provided by the management of DS Smith).

3.

The disclosure in the first paragraph under the caption “Summary of Material Company Financial Analyses of DS Smith—Discounted Cash Flow Analysis” beginning on page 83 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined; deleted text in bold and strikethrough):

BofA Securities performed a discounted cash flow analysis of DS Smith to calculate a range of implied present values per ordinary share of DS Smith utilizing estimates of the standalone, unlevered, after-tax free cash flows DS Smith was expected to generate over the period from calendar year 2024 through calendar year 2029 based on the International Paper-DS Smith Forecasts. BofA Securities calculated a terminal value for DS Smith by applying an assumed perpetuity growth rate range of 2.00% to 3.00%, reflecting guidance provided by the management of International Paper, to the terminal year unlevered free cash flows. The unlevered free cash flows and the terminal values were discounted to December 31, 2023, utilizing mid-year discounting convention, and using discount rates ranging from 8.00% to 10.00%, which were based on an estimate of DS Smith’s weighted average cost of capital derived using the capital asset pricing model, which took into account, among other things, the risk-free rate, the relevant unlevered beta and the historical equity risk premium. BofA Securities then calculated an implied equity value per share reference range for DS Smith (rounded to the nearest £0.05) by deducting from this range of present values an estimate of the net debt of DS Smith as of December 31, 2023 of approximately £2,089 million, as provided by the management of International Paper, and dividing the result by a number of fully-diluted DS Smith Shares outstanding of approximately 1,400.261 million (based on information provided by the management of DS Smith).

4.

The disclosure in the paragraph under the caption “Summary of Material Company Financial Analyses of DS Smith—Wall Street Research Analysts Price Targets” beginning on page 84 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined; deleted text in bold and strikethrough):

Wall Street Research Analysts Price Targets. BofA Securities reviewed ~~certain~~ seven publicly available equity research analyst price targets for the DS Smith Shares available as of April 12, 2024, which indicated a range of £3.10 to £4.00 and a present value of £2.80 to £3.60 when discounted by one year at DS Smith’s estimated mid-point cost of equity of 11.50% derived using the capital asset pricing model.

5.

The disclosure in the three paragraphs under the caption “Summary of Material Company Financial Analyses of International Paper—Selected Publicly Traded Companies Analysis” beginning on page 84 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined; deleted text in bold and strikethrough):

BofA Securities reviewed publicly available financial and stock market information for International Paper and the ~~following~~ three selected publicly traded corrugated packaging companies listed in the table below.~~:~~

•	~~Packaging Corporation of America~~

•	~~WestRock Company~~

•	~~Graphic Packaging Holding Company~~

BofA Securities reviewed, among other information, enterprise values for each of the selected publicly traded companies, and for International Paper, calculated as equity value based on closing stock prices of the applicable company on April 12, 2024, plus debt, preferred equity and non-controlling interest (as applicable), and minus cash and cash equivalents (as applicable), as a multiple of estimated calendar year 2024 adjusted EBITDA, for the applicable company. Financial data of the selected publicly traded companies and for International Paper were based on public filings and publicly available Wall Street research analysts’ estimates published by FactSet as of April 12, 2024. ~~The overall low to high enterprise value to calendar year 2024 adjusted EBITDA multiples observed for the selected publicly traded companies were 7.6x to 11.4x (with a mean of 8.9x and a median of 7.8x). BofA Securities noted that the enterprise value to calendar year 2024 adjusted EBITDA multiple observed for International Paper was 7.9x.~~

The results of this review were as follows:

Company	Enterprise Value to 2024 Adjusted EBITDA Multiples
Packaging Corporation of America	11.2x
WestRock Company	7.5x
Graphic Packaging Holding Company	7.6x
Mean	8.7x
Median	7.6x
International Paper	7.8x

Based on BofA Securities’ review of the enterprise values to adjusted EBITDA multiples observed for the selected publicly traded companies and on its professional judgment and experience, BofA Securities applied an adjusted EBITDA multiple reference range of 7.5x to 9.5x to the estimates of calendar year 2024 adjusted EBITDA for International Paper as reflected in the International Paper Forecasts, to calculate a range of implied enterprise values for International Paper. BofA Securities then calculated an implied equity value per share reference range for International Paper (rounded to the nearest $0.05) by deducting from this range of implied enterprise values an estimate of the net debt of International Paper as of December 31, 2023 of approximately $4,449 million, as provided by the management of International Paper, and dividing the results by a number of fully-diluted shares of Common Stock outstanding of approximately 354.259 million (calculated on a treasury stock method basis, based on information provided by the management of International Paper).

6.

The disclosure in the paragraph under the caption “Summary of Material Company Financial Analyses of International Paper—Discounted Cash Flow Analysis” beginning on page 85 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined; deleted text in bold and strikethrough):

BofA Securities performed a discounted cash flow analysis of International Paper to calculate a range of implied present values per share of Common Stock utilizing estimates of the standalone, unlevered, after-tax free cash flows International Paper was expected to generate over the period from calendar year 2024 through calendar year 2029 based on the International Paper Forecasts. BofA Securities calculated a terminal value for International Paper by applying an assumed perpetuity growth rate range of 2.00% to 3.00%, reflecting guidance provided by the management of International Paper, to the terminal year unlevered free cash flows. The unlevered free cash flows and the terminal values were discounted to December 31, 2023, utilizing mid-year discounting convention, and using discount rates ranging from 7.50% to 9.00%, which were based on an estimate of International Paper’s weighted average cost of capital derived using the capital asset pricing model, which took into account, among other things, the risk-free rate, the relevant unlevered beta and the historical equity risk premium. BofA Securities then calculated an implied equity value per share reference range for International Paper (rounded to the nearest $0.05) by deducting from this range of present values International Paper’s ~~an estimate of the~~ net debt of approximately $4,449 million ~~International Paper~~ as of December 31, 2023, as provided by the management of International Paper, and dividing the result by a number of fully-diluted shares of Common Stock outstanding of approximately 354.259 million (calculated on a treasury stock method basis, based on information provided by the management of International Paper). This analysis indicated the following approximate implied equity value reference range per share (rounded to the nearest $0.05) for International Paper, as compared to the closing price per share of Common Stock as of April 12, 2024:

7.

The disclosure in the paragraph under the caption “Summary of Material Company Financial Analyses of International Paper—Wall Street Research Analysts Price Targets” beginning on page 86 of the Proxy Statement is hereby amended and restated as follows (with the new text in bold and underlined; deleted text in bold and strikethrough):

Wall Street Research Analysts Price Targets. BofA Securities reviewed ~~certain~~ seven publicly available equity research analyst price targets for shares of Common Stock as of April 12, 2024 which indicated a range of $36.60 to $43.00 and a present value of $33.40 to $39.25 when discounted by one year at International Paper’s estimated mid-point cost of equity of 9.50%, derived using the capital asset pricing model.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K that are not historical in nature may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance and reflect management’s current views and speak only as to the dates the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. All statements, other than statements of historical fact, are forward-looking statements, including, but not limited to, statements regarding the anticipated financial results, economic conditions, industry trends, future prospects and the execution, consummation and anticipated benefits of corporate transactions or contemplated acquisitions, including the pending acquisition of DS Smith Plc (the “Combination”). Factors which could cause actual results to differ include but are not limited to: (i) our ability to consummate and achieve the benefits expected from, and other risks associated with, acquisitions, joint ventures, divestitures, spinoffs, capital investments and other corporate transactions, including, but not limited to, the Combination and our ability to integrate and implement our plans, forecasts, and other expectations with respect to the combined company; (ii)

uncertainty as to whether or when the Combination may be completed, if at all; (iii) risks with respect to climate change and global, regional, and local weather conditions, as well as risks related to our targets and goals with respect to climate change and the emission of greenhouse gases (GHG) and other environmental, social and governance matters, including our ability to meet such targets and goals; (iv) loss contingencies and pending, threatened or future litigation, including with respect to environmental related matters; (v) the level of our indebtedness, risks associated with our variable rate debt, and changes in interest rates (including the impact of current elevated interest rate levels); (vi) the impact of global and domestic economic conditions and industry conditions, including with respect to current negative macroeconomic conditions, inflationary pressures and changes in the cost or availability of raw materials, energy sources and transportation sources, supply chain shortages and disruptions, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products, and conditions impacting the credit, capital and financial markets; (vii) risks arising from conducting business internationally, domestic and global geopolitical conditions, military conflict (including the Russia/Ukraine conflict, the conflict in the Middle East, the possible expansion of such conflicts, and the potential geopolitical and economic consequences associated therewith), changes in currency exchange rates, trade protectionist policies, downgrades in our credit ratings, and/or the credit ratings of banks issuing certain letters of credit, issued by recognized credit rating organizations; (viii) the amount of our future pension funding obligations, and pension and healthcare costs; (ix) the costs of compliance, or the failure to comply with, existing and new environmental (including with respect to climate change and GHG emissions), tax, labor and employment, privacy, anti-bribery and anti-corruption, and other U.S. and non-U.S. governmental laws and regulations; (x) any material disruption at any of our manufacturing facilities or other adverse impact on our operations due to severe weather, natural disasters, climate change or other causes; (xi) our ability to realize expected benefits and cost savings associated with restructuring initiatives; (xii) cybersecurity and information technology risks, including as a result of security breaches and cybersecurity incidents; (xiii) our exposure to claims under our agreements with Sylvamo Corporation; (xiv) our failure to realize the anticipated benefits of the spin-off of Sylvamo Corporation and the qualification of such spin-off as a tax-free transaction for U.S. federal income tax purposes; and (xv) our ability to attract and retain qualified personnel. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and reports filed with the SEC. In addition, other risks and uncertainties not presently known to IP or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. IP undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the Share Issuance, IP filed a Definitive Proxy Statement with the SEC on September 12, 2024. To the extent IP effects the Combination as a scheme of arrangement under the laws of the United Kingdom, the Share Issuance does not require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that IP determines to conduct the Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AS SUPPLEMENTED, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT IP, THE COMBINATION, THE SHARE ISSUANCE, AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Definitive Proxy Statement and other documents filed by IP with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Definitive Proxy Statement, the scheme document, and other documents filed by IP with the SEC at https://www.internationalpaper.com/investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

Dated: October 1, 2024

	By:	/s/ Joseph R. Saab
	Name:	Joseph R. Saab
	Title:	Senior Vice President, General Counsel and Corporate Secretary